                                                                 Exhibit 10.992
                                                                      EXHIBIT C


                           [Form of Pledge Agreement]

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

            SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of June 29, 2000 between UNITED STATIONERS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, the "Pledgor"); and THE CHASE MANHATTAN BANK, as agent for the lenders (the "Lenders") party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            WHEREAS, United Stationers Supply Co., a wholly-owned subsidiary of the Pledgor and a corporation duly organized and validly existing under the laws of the State of Illinois (the "Company"), the Pledgor, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of March 30, 1995 (as amended and restated as of October 31, 1996, as of April 3, 1998 and as of June 29, 2000 as further modified and supplemented and in effect from time to time, the "Credit Agreement");

            WHEREAS, to induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined).

            NOW, THEREFORE, the parties hereto agree as follows:

            Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

            "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

            "Foreign Subsidiary" shall mean any Subsidiary of the Pledgor that is not organized or created under the laws of the United States of America, any State thereof or the District of Columbia.

            "Pledged Stock" shall have the meaning ascribed thereto in Section 3(a) hereof.

            "Secured Obligations" shall mean, collectively, (a) the Guaranteed Obligations, which include the principal of and interest on the Loans made by the Lenders to, and the promissory notes delivered pursuant to the Credit Agreement and held by each Lender of, the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under the Credit Documents including, without limitation, all Reimbursement Obligations and interest thereon, (b) all obligations of the Company to any Lender (or any Affiliate thereof) under any Hedging Agreement or in


                                Pledge Agreement
      respect of any cash management services, (c) all obligations of the Pledgor under the Credit Agreement and the other Credit Documents (including, without limitation, in respect of its Guarantee under Section 6 of the Credit Agreement) and (d) all obligations of the Pledgor to the Lenders and the Administrative Agent hereunder.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

            Section 2. Representations and Warranties. The Pledgor represents and warrants to the Lenders and the Administrative Agent that:

            (a) The Pledgor is (or at the time that the Pledgor acquires any interest therein, will be) the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Collateral.

            (b) The Pledged Stock represented by certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Pledgor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Company, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement).

            (c) The Pledged Stock represented by certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Company beneficially owned by the Pledgor on the date hereof (whether or not registered in the name of the Pledgor) and said Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares represented by such certificate and, the Pledgor is the registered owner of all such shares.

            Section 3. The Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of the Pledgor's right, title and interest in the following Property, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):


                                Pledge Agreement

            (a) the shares of common stock of the Company represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Company or any other Subsidiary of the Pledgor, now or hereafter owned by the Pledgor, in each case together with the certificates representing the same (collectively, the "Pledged Stock");

            (b) all shares, securities, moneys or Property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

            (c) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which the Company is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger; and

            (d) all proceeds of and to any of the Property of the Pledgor described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Pledgor in respect of any of the items listed above) and, to the extent related to any Property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers;

provided that Collateral shall not include shares of capital stock of any class issued by any Foreign Subsidiary to the extent that the percentage of issued and outstanding shares of capital stock of such class subject to the Lien of this Agreement would constitute more than 65% of the issued and outstanding shares of capital stock of such class.

            Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Pledgor hereby agrees with each Lender and the Administrative Agent as follows:

            4.01 Delivery and Other Perfection. The Pledgor shall:

            (a) if any of the shares, securities, moneys or other Property required to be pledged by the Pledgor under clauses (a), (b) and (c) of
      Section 3 hereof are received by the Pledgor, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by the Pledgor (together with the certificates representing any such shares and securities duly endorsed in blank or accompanied by undated stock


                                Pledge Agreement
      powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or other Property in said clauses (a), (b) and (c);

            (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, following the occurrence of an Event of Default, causing any or all of the Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the Pledgor copies of any notices and communications received by it with respect to the Collateral);

            (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

            (d) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at the Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Pledgor with respect to the Collateral, all in such manner as the Administrative Agent may require.

            4.02 Other Financing Statements and Liens. The Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

            4.03 Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.


                                Pledge Agreement

            4.04 Collateral.

            (a) The Pledgor will cause the Collateral to constitute at all times 100% (or, with respect to any issuer that is a Foreign Subsidiary, at least 65%) of the total number of shares of each class of capital stock of the Company and each other directly owned Subsidiary of the Pledgor then outstanding.

            (b) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of its intention to exercise rights arising hereunder or under any other Credit Document with respect to the Pledged Stock, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the promissory notes delivered pursuant to the Credit Agreement or any other instrument or agreement referred to herein or therein, provided that the Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, such promissory notes or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to this
Section 4.04(b).

            (c) Unless and until an Event of Default has occurred and is continuing, and subject to the provisions of Section 9.09 of the Credit Agreement, the Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus.

            (d) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the promissory notes delivered pursuant to the Credit Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Administrative Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Pledgor.


                                Pledge Agreement

            4.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

            (b) the Administrative Agent in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (c) the Administrative Agent may, upon ten business days' prior written notice to the Pledgor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.05 shall be applied in accordance with Section 4.09 hereof.


                                Pledge Agreement

            The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

            4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Pledgor shall remain liable for any deficiency.

            4.07 Removals, Etc. Without at least 15 days' prior written notice (or such shorter notice as to which the Administrative Agent may agree) to the Administrative Agent, the Pledgor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at 2200 East Golf Road, Des Plaines, Illinois 60016-1267 or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

            4.08 Private Sale. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            4.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under this Section 4, shall be applied by the Administrative Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative


                                Pledge Agreement

      Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

            Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

            Finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

            As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of or obligor on any of the Collateral.

            4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Administrative Agent all certificates identified in Section 3(a) hereof, accompanied by undated stock powers duly executed in blank to the extent that any of such certificates have not previously been delivered to the Administrative Agent.

            4.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement and all Letter of Credit Liabilities shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgor.

            4.13 Expenses. The Pledgor agrees to pay to the Administrative Agent all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident


                                Pledge Agreement
to, the enforcement of any of the provisions of this Section 4, or performance by the Administrative Agent of any obligations of the Pledgor in respect of the Collateral which the Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, and all such expenses shall be Secured Obligations to the Administrative Agent secured under Section 3 hereof.

            4.14 Further Assurances. The Pledgor agrees that, from time to time upon the written request of the Administrative Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

            Section 5. Miscellaneous.

            5.01 No Waiver. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            5.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 12.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said
Section 12.02.

            5.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Pledgor and the Administrative Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement).

            5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Pledgor, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that the Pledgor shall not assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

            5.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.


                                Pledge Agreement

            5.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

            5.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

            5.09 Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            5.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                                Pledge Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                                    PLEDGOR

                                    UNITED STATIONERS INC.


                                    By _________________________
                                     Title:


                                    ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent


                                    By _________________________
                                     Title:


                                Pledge Agreement

                                                                         ANNEX 1

                                  Pledged Stock

                           [See Section 2(b) and (c)]


                                Pledge Agreement

                                                                       EXHIBIT D

This Indenture was prepared by
and when recorded mail to:
William J. Mahoney, Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York  10005

         ______________________________________________________________

                    Space above this line for recorder's use

                   INDENTURE OF MORTGAGE, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                       KNOW ALL PERSONS BY THESE PRESENTS:

            THIS INDENTURE OF MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Indenture") is made as of _____________, 20__ by [____________________________], a corporation duly organized and validly existing under the laws of the State of [_________] and having an office at 2200 East Golf Road, Des Plaines, Illinois 60016-1267 (the "Company"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation having its principal office at 270 Park Avenue, New York, New York 10017, as administrative agent for the banks referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, [the Company] [United Stationers Supply Co. (the "Borrower")], United Stationers, Inc., certain lenders (collectively, together with their successors and assigns, the "Lenders") and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of June 29, 2000 (as modified, amended, restated and supplemented and in effect from time to time, the "Credit Agreement"; terms defined in the Credit Agreement unless otherwise defined herein being used herein as defined therein);

            WHEREAS, the Credit Agreement provides for, inter alia, extensions of credit by the Lenders to the [Company] [Borrower] by the making of term loans and revolving credit loans (including the issuance of letters of credit) (collectively, the "Loans") in an aggregate principal amount on the date hereof not exceeding $453,000,000;

            [WHEREAS, the Company has entered into that certain Amended and Restated Subsidiary Guarantee and Security Agreement, dated as of June 29, 2000, among the Company, the other Subsidiary Guarantors party thereto and the Administrative Agent (the "Guarantee


                                Form of Mortgage

Agreement"), pursuant to which the Company has granted a security interest in the Collateral (as defined therein) as security for, and has unconditionally guaranteed the prompt payment in full when due (whether as stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under the Credit Agreement and by the Borrower under any of the other Loan Instruments (as hereinafter defined), (y) all obligations of the Borrower to any Lender (or any Affiliate thereof) in respect of any Hedging Agreement or in respect of any cash management services and (z) all Reimbursement Obligations and interest thereon, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations");]

            WHEREAS, the Loans are to be evidenced by, and repayable with interest thereon in accordance with, the terms of the Credit Agreement;

            WHEREAS, it is a condition to the obligation of the Lenders to extend credit to the [Company] [Borrower] pursuant to the Credit Agreement that the Company execute and deliver this Indenture;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and FOR THE PURPOSE OF SECURING the following (collectively, the "Obligations"):

            (i) [the payment of all indebtedness evidenced by the Credit Agreement (and any notes issued in connection therewith) and any and all reborrowings, future advances and readvances under the Credit Agreement (and any such notes) and modifications, extensions, substitutions, exchanges and renewals of the Credit Agreement (and any such notes) (each of which reborrowings, future advances, readvances, modifications, extensions, substitutions, exchanges and renewals shall enjoy the same priority as the initial advances evidenced by the Credit Agreement (and any such notes))] [the obligations of the Company to the Lenders or the Administrative Agent constituting the Guaranteed Obligations];

            (ii) the performance and payment of the covenants, agreements and obligations hereinafter contained and all other monies secured hereby, including, without limitation, any and all sums expended by the Administrative Agent pursuant to Section 1.11 hereof, together with interest thereon; and

            (iii) [the payment of all other indebtedness of the Company to the Lenders and the Administrative Agent under the Credit Agreement and the Credit Instruments] [the payment of all other amounts from time to time owing to the Lenders or the Administrative Agent under the Guarantee Agreement],


                                Form of Mortgage
the Company hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto the Administrative Agent, under and subject to the terms and conditions hereinafter set forth, all of the following described property:

            ALL OF the Company's right, title and interest in and to the lands and premises (collectively, the "[Fee] Properties") more particularly described on Exhibit A hereto;

            [ALL OF the Company's right, title and interest in and to the respective leases and lease agreements (collectively, the "Leases") more particularly described on Exhibit B hereto affecting the respective lands and premises (collectively, the "Leasehold Properties" and together with the Fee Properties, the "Properties");]

            TOGETHER WITH all interests, estates or other claims, both in law and in equity, that the Company now has or may hereafter acquire in (a) the Properties, (b) all easements, servitudes, rights-of-way and rights used in connection therewith or as a means of access thereto and (c) all tenements, hereditaments and appurtenances in any manner belonging, relating or appertaining thereto (all of the foregoing interests, estates and other claims, collectively, "Easements and Rights of Way");

            TOGETHER WITH all estate, right, title and interest of the Company, now owned or hereafter acquired, in and to any land lying within the right-of-way of any streets, open or proposed, adjoining the Properties, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection therewith (all of the foregoing estate, right, title and interest, collectively, "Adjacent Rights");

            TOGETHER WITH all estate, right, title and interest of the Company, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter located on the Properties and all building materials, building equipment and fixtures of every kind and nature located on the Properties or attached to, contained in or used in any such buildings and other improvements, and all appurtenances and additions thereto and betterments, substitutions and replacements thereof (all of the foregoing estate, right, title and interest, collectively, "Improvements");

            TOGETHER WITH all estate, right, title and interest of the Company in and to all such tangible property owned by the Company (including all machinery, apparatus, equipment, fittings and articles of personal property) and now or hereafter located on or at or attached to the Properties that an interest in such tangible property arises under applicable real estate law, and any and all products and accessions to any such property which may exist at any time (all of the foregoing estate, right, title and interest, and products and accessions, collectively, "Fixtures");

            TOGETHER WITH all estate, right, title and interest of the Company in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Properties, development rights or credits, air rights, water, water rights


                                Form of Mortgage

(whether riparian, appropriative, or otherwise and whether or not appurtenant) and water stock (all of the foregoing estate, right, title and interest, collectively, "Mineral and Related Rights");

            TOGETHER WITH all rents, revenues, proceeds, issues, profits, royalties, income and other benefits derived from the Properties, the Improvements and the Fixtures, subject to the right, power and authority hereinafter given to the Company to collect and apply the same (all of the foregoing rents, revenues, proceeds, issues, profits, royalties, income and other benefits, collectively, "Rents and Royalties");

            TOGETHER WITH all estate, right, title and interest and other claim or demand that the Company now has or may hereafter acquire with respect to any damage to the Properties, the Improvements or the Fixtures and any and all proceeds of insurance in effect with respect to the Improvements or the Fixtures, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Properties, the Improvements or the Fixtures, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Properties, the Improvements or the Fixtures for which compensation shall be given by any governmental authority subject to the right, power and authority hereinafter given to the Company to collect and apply the same (all of the foregoing estate, right, title and interest and other claims or demand, and any such proceeds or awards, collectively, "Damage Rights");

            TOGETHER WITH all the estate, right, title, interest and other claim of the Company with respect to any parking facilities located other than on the Properties and used or intended to be used in connection with the operation, ownership or use of the Properties, any and all replacements and substitutions for the same, and any other parking rights, easements, servitudes, covenants and other interests in parking facilities acquired by the Company for the use of tenants or occupants of the Improvements (all of the foregoing estate, right, title, interest and other claim, collectively, "Parking Rights");

            TOGETHER WITH all estate, right, title and interest of the Company in respect of any and all air rights, development rights, zoning rights or other similar rights or interests which benefit or are appurtenant to the Properties or the Improvements (all of the foregoing estate, right, title and interest, collectively, "Air and Development Rights"); and

            All of the foregoing Easements and Rights of Way, Adjacent Rights, Improvements, Fixtures, Minerals and Related Rights, Rents and Royalties, Damage Rights, Parking Rights and Air and Development Rights being sometimes hereinafter referred to collectively as the "Ancillary Rights and Properties" and the Properties and Ancillary Rights and Properties being sometimes hereinafter referred to collectively as the "Mortgaged Property",

            TO HAVE AND TO HOLD the Mortgaged Property with all privileges and appurtenances thereunto belonging, to the Administrative Agent and its successors and assigns, forever, in accordance with the terms and conditions and for the uses hereinafter set forth.


                                Form of Mortgage

            PROVIDED ALWAYS, that if the principal of and interest on the Loans and all of the other Obligations shall be paid in full, and the Company shall abide by and comply with each and every covenant contained herein and in the [Credit] [Guarantee] Agreement, and the Commitments shall have terminated then this Indenture and the lien and estate hereby granted shall cease, terminate and be void.

            This Indenture, the Credit Agreement, any notes and any other instrument given to evidence or further secure the payment and performance of any Obligation are sometimes hereinafter collectively referred to as the "Loan Instruments".

            TO PROTECT THE SECURITY OF THIS INDENTURE, THE COMPANY HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE I

               Particular Covenants and Agreements of the Company

            Section 1.01. Payment of Secured Obligations; Title; etc. [The Company shall pay when due the principal of, and the interest on, the indebtedness evidenced by the Credit Agreement and all other Obligations as provided in the Loan Instruments, and the principal of, and the interest on, any future advances secured by this Indenture.] [The Company shall pay when due all obligations in respect of its guarantee under the Guarantee Agreement and all other obligations of the Company to the Lenders under the Loan Instruments.]

            The Company represents and warrants that it has good and marketable fee simple title in and to the [Fee] Properties identified on Exhibit A hereto, and the related Ancillary Rights and Properties, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, except (i) those listed as exceptions to title in the title policy insuring the lien or estate created by this Indenture and (ii) those permitted by the Credit Agreement.

            [The Company represents and warrants that (a) each Lease is in full force and effect and there are no defaults thereunder and no event has occurred and is continuing which with notice or lapse of time or both will result in such a default, (b) the Company is lawfully seized and possessed of a valid and subsisting leasehold estate in and to the Leasehold Properties identified in Exhibit B hereto and (c) subject to the Leases, it has good marketable title in fee simple to the related Ancillary Rights and Properties with respect to each Lease, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, except those provided in the Lease or permitted by the Credit Agreement.]


                                Form of Mortgage

            The Company represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Administrative Agent the Mortgaged Property and warrants that it will forever defend the title to the Mortgaged Property and the validity and priority of the lien or estate hereof against the claims and demands of all Persons whomsoever.

            Section 1.02. Further Assurances; Filing; Re-Filing; etc.

            (a) The Company shall execute, acknowledge and deliver, from time to time, such further instruments as the Administrative Agent may require to accomplish the purposes of this Indenture.

            (b) The Company, immediately upon the execution and delivery of this Indenture, and thereafter from time to time, shall cause this Indenture, any security agreement, mortgage or deed of trust supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Indenture upon the Mortgaged Property.

            (c) The Company shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Indenture, any security agreement, mortgage or deed of trust supplemental hereto and any instrument of further assurance, and all Federal, State, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing and recording of this Indenture, any security agreement, mortgage or deed of trust supplemental hereto or any instruments of further assurance.

            Section 1.03. Liens. Except as otherwise provided in Section 9.06 of the Credit Agreement, but without limiting the obligations of the Company under
Section 1.05 of this Indenture (subject to its right to contest certain liens and to withhold payment thereof as expressly provided in said Section 1.05), the Company shall not create or suffer to be created any mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Mortgaged Property prior to, on a parity with, or subordinate to the lien of this Indenture. The Company shall pay and promptly discharge at the Company's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Mortgaged Property or any portion thereof or interest therein.

            Section 1.04. Insurance.

            (a) The Company shall purchase and maintain in full force and effect policies of insurance in such form and amounts, covering such risks, and issued by such companies, in each case in the manner and to the extent required pursuant to Section 9.04 of the Credit Agreement.


                                Form of Mortgage

            (b) After the occurrence of any fire or other casualty to the Mortgaged Property or any part thereof resulting in a loss in excess of $500,000, the Company shall give prompt notice thereof to the Administrative Agent.

            (c) After the occurrence of any fire or other casualty to the Mortgaged Property or any part thereof, provided that no Default (as defined in Section 4.01 hereof) has occurred and is continuing, the Company may, at its option, to be exercised by delivery of notice to the Administrative Agent within four months of the damage or destruction caused by such fire or other casualty, elect to either apply any insurance proceeds received as a result of such fire or other casualty: (i) to the restoration and repair of that part of the Mortgaged Property damaged by such fire or casualty (the "Damaged Property"); or
(ii) to the prepayment of all or any part of the indebtedness secured hereby. If a Default has occurred and is continuing, or if the Company fails to make such an election within four months from the date of any such damage or destruction, such insurance proceeds shall automatically be applied to the prepayment as aforesaid of the indebtedness secured hereby.

            If the Company elects to so restore and repair the Damaged Property, any insurance proceeds in excess of $500,000 shall be held by the Administrative Agent to be applied to the restoration and repair of the Damaged Property and advanced to the Company in periodic installments upon compliance by the Company with such reasonable conditions as may be imposed by the Administrative Agent, including, but not limited to, reasonable retentions and lien releases. Interest, if any, actually earned on any insurance proceeds held by the Administrative Agent shall be credited to such insurance proceeds, for the benefit of the Company.

            Notwithstanding anything herein or at law or in equity to the contrary, none of the insurance proceeds paid to the Administrative Agent as herein provided shall be deemed trust funds, and the Administrative Agent shall be entitled to advance all such proceeds as provided in this Section 1.04(c). The Company expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Mortgaged Property from any fire or other casualty whatsoever, whether or not insurable or insured against.

            The Administrative Agent shall have no obligation to release any of the insurance proceeds to the Company for restoration or repair of the Damaged Property if a Default has occurred and is continuing. If a Default has occurred and is continuing, the Administrative Agent may, in its sole discretion, apply any insurance proceeds received as a result of such fire or other casualty either (i) to the payment of the Obligations as provided in Section 4.03(a) hereof or (ii) to the restoration or repair of the Damaged Property. If the Administrative Agent has required application of such proceeds to such restoration or repair, and such Default has been remedied, then the Administrative Agent will advance to the Company in accordance with the foregoing provisions of this Section 1.04(c), the insurance proceeds, less such amounts that may have been expended by the Administrative Agent to effectuate such cure. If a Default has


                                Form of Mortgage
occurred and is continuing, all insurance proceeds remaining after the payment for restoration and repair of the Damaged Property pursuant to this Section 1.04(c) may, at the option of the Administrative Agent, be applied to the payment of all or any part of the Obligations.

            (d) If a Default has occurred and is continuing, the Administrative Agent shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance, in excess of $500,000, and the Company shall within five Business Days after request therefor reimburse the Administrative Agent for all out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Administrative Agent in connection with such participation. Whether or not a Default has occurred and is continuing, the Company shall not make any compromise, adjustment or settlement in connection with any such claim in excess of $500,000 without the approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed.

            (e) In the event of foreclosure of the lien of this Indenture or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Company in and to all policies of casualty insurance covering all or any part of the Mortgaged Property shall inure to the benefit of and pass to the successors in interest to the Company or the purchaser or grantee of the Mortgaged Property or any part thereof.

            Section 1.05. Impositions.

            (a) The Company shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Mortgaged Property (including, without limitation, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Mortgaged Property) or upon the lien or estate of the Administrative Agent therein (collectively, "Impositions"), as well as all claims for labor, materials or supplies that, if unpaid, might by law become a prior lien thereon, and within ten days after request by the Administrative Agent will exhibit receipts showing payment of any of the foregoing; provided, however, that if by law any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Company may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto.

            (b) Notwithstanding anything to the contrary contained in this Indenture, the Company at its expense may contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or


                                Form of Mortgage
vendors or lien thereof, and may withhold payment of the same pending such proceedings if permitted by law, provided, that (i) if the amount being contested exceeds $500,000, the Company shall give the Administrative Agent prior notice of such intention to contest and/or withhold payment, (ii) in the case of any Impositions or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof, such proceedings shall suspend the collection thereof from the Mortgaged Property or the Company shall have posted such bonds or taken such other action as may be necessary in order to effect such suspension, (iii) neither the Mortgaged Property nor any part thereof or interest therein will be sold, forfeited or lost if the Company pays the amount or satisfies the condition being contested, and the Company would have the opportunity to do so in the event of the Company's failure to prevail in the contest, (iv) neither the Administrative Agent, nor the Lenders shall, by virtue of such permitted contest, be exposed to any risk of any criminal liability or any civil liability for which the Company has not furnished additional security as provided in clause (v) below, and neither the Mortgaged Property nor any interest therein would be subject to the imposition of any lien for which the Company has not furnished additional security as provided in clause (v) below, as a result of the failure to comply with such law or of such proceeding and (v) if a Default shall have occurred and is continuing, the Company shall have furnished to the Administrative Agent additional security in respect of the claim being contested or the loss or damage which may result from the Company's failure to prevail in such contest in such amount as may be reasonably requested by the Administrative Agent.

            Section 1.06. Maintenance of the Improvements and Fixtures. Subject to Section 9.05 of the Credit Agreement, the Company (i) shall not permit the Improvements or Fixtures to be removed and (ii) shall maintain the Mortgaged Property in good repair, working order and condition, except for reasonable wear and use and to the extent the Administrative Agent shall have control of or over any insurance proceeds and elect not to release such proceeds for repair or restoration of the Mortgaged Property. Subject to the provisions of Sections
1.04 and 1.12 hereof (including, without limitation, the Company's rights to elect not to restore or repair the Properties), the Company shall not commit, permit or suffer any waste or deterioration of the Mortgaged Property which, in the aggregate, could reasonably be expected to have a material adverse effect on the value of the Properties.

            Section 1.07. Compliance With Laws.

            (a) The Company represents and warrants that, except as to matters covered by Section 8.13 of the Credit Agreement (as to which the representations and warranties set forth in the Credit Agreement shall apply) and except as otherwise previously disclosed in writing to the Administrative Agent, the Company and its operations at the Properties currently comply with all applicable laws, ordinances, orders, rules and regulations, including Environmental Laws (collectively "laws") of all Federal, State, and local governments and of the appropriate departments, commissions, boards and offices thereof, and the orders, rules and regulations of the American Insurance Association or any other body now or hereafter constituted exercising


                                Form of Mortgage
similar functions, which at any time are applicable to the Mortgaged Property, except to the extent that failure to comply could not reasonably be expected to have a Material Adverse Effect.

            (b) The Company shall notify the Administrative Agent promptly of any notice or order related to the Properties which the Company receives from any agency or instrumentality of the Federal, or any State or local, government with respect to the Company's failure to comply with any laws or regulations referred to in clause (a) above which failure could reasonably be expected to have a Material Adverse Effect, promptly take any and all actions necessary to bring its operations at the Properties into compliance with such laws or regulations and shall materially comply with the requirements of such laws or regulations which at any time are applicable to its operations at the Properties; provided, however, that the Company at its expense may, with simultaneous notice to the Administrative Agent, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such laws or regulations so long as (i) neither the Properties nor any part thereof or interest therein will be sold, forfeited or lost if the Company pays the amount or satisfies the condition being contested in the event of the Company's failure to prevail in the contest, (ii) neither the Administrative Agent nor any of the Lenders would, by virtue of such permitted contest, be in any danger of any criminal liability or any civil liability for which the Company has not furnished additional security as provided in clause (iii) below, and none of the Properties nor any interest therein would be subject to the imposition of any lien for which the Company has not furnished additional security as provided in clause (iii) below as a result of the failure to comply with such law or of such proceeding and (iii) if a Default has occurred and is continuing, the Company shall have furnished to the Administrative Agent additional security in respect of the claim being contested or the loss or damage which may result from the Company's failure to prevail in such contest in such amount as may be reasonably requested by the Administrative Agent.

            (c) Subject to the Company's right to contest, if the Company fails to cure a failure to comply with any laws or regulations referred to in clause
(a) above within ten days of written notice from the Administrative Agent to do so, the Administrative Agent, at its election and in its sole discretion may (but shall not be obligated to) cure any failure on the part of the Company to comply with any laws or regulations referred to in clause (a) above; provided, however, that the Administrative Agent shall not be required to give the Company such notice if either this Indenture is being enforced pursuant to Section 4.02(a) hereof or an Event of Default shall have occurred under Section 10(e),
(f) or (g) of the Credit Agreement. Any partial exercise by the Administrative Agent of the remedies hereinafter set forth, or any partial undertaking on the part of the Administrative Agent to cure the Company's failure to comply with such laws or regulations, shall not obligate the Administrative Agent to complete the actions taken or require the Administrative Agent to expend further sums to cure the Company's noncompliance; nor shall the exercise of any such remedies operate to place upon the Administrative Agent any responsibility for the operation, control, care, management or repair of the Properties or make the Administrative Agent the "operator" of the Properties within the meaning of any such laws. Any amount paid or reasonable out-of-pocket costs incurred by the Administrative Agent as a result


                                Form of Mortgage
of the exercise by the Administrative Agent of any of the rights hereinabove set forth, together with interest thereon at the Post-Default Rate under and as defined in the Credit Agreement, shall be immediately due and payable by the Company to the Administrative Agent, and until paid shall be added to and become a part of the Obligations secured hereby; and the Administrative Agent, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Company to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Company's title who may be a "responsible party" or otherwise liable under the aforementioned laws or regulations.

            (d) If after the occurrence and during the continuance of any Default the Administrative Agent desires that an environmental survey and risk assessment with respect to any of the Properties be prepared, the Company agrees to supply such a survey and risk assessment by an independent engineering firm selected by the Company and reasonably satisfactory to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (including test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Company or any other owner or operator of the Properties under any Environmental Laws.

            Section 1.08. Limitations of Use. The Company shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of any of the Properties and the Improvements or any part thereof that would have a material adverse effect on the value of any of the Properties or the Improvements. The Company shall comply with the provisions of all leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Mortgaged Property, except to the extent failure to comply could not reasonably be expected to have a material adverse effect on the value of the Properties or the Improvements.

            Section 1.09. Inspection of the Properties. The Company shall keep adequate records and books of account in accordance with the requirements of the Credit Agreement and shall permit the Administrative Agent and its authorized representatives to enter and inspect the Properties, to examine the records and books of account of the Company with respect thereto and make copies or extracts thereof, all in accordance with the Credit Agreement.

            Section 1.10. Estoppel Certificates. The Company, within ten days upon request in person or within 15 days upon request by mail, shall furnish the Administrative Agent a written statement, duly acknowledged, of the amount of the Obligations then secured by this Indenture and whether to the Company's knowledge, any offsets or defenses exist against any such Obligations.

             Section 1.11. Actions to Protect Mortgaged Property. If the Company shall fail to [(a) perform and observe any of the terms, covenants or conditions required to be performed or observed by it under any of the Leases,] (b) effect the insurance required by Section 1.04


                                Form of Mortgage
hereof, (c) make the payments required by Section 1.05 hereof or (d) perform or observe any of its other covenants or agreements hereunder, the Administrative Agent may, without obligation to do so, and after ten days prior written notice to the Company (except in an emergency) effect or pay the same. All sums, including reasonable attorneys' fees, so expended or expended to sustain the lien or estate of this Indenture or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Obligations, shall be a lien on the Mortgaged Property, shall be deemed to be added to the Obligations secured hereby, and shall be paid by the Company within ten days after demand therefor, together with interest thereon at the Post-Default Rate under and as defined in the Credit Agreement. In any action or proceeding to foreclose this Indenture or to recover or collect the Obligations secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

            Section 1.12. Condemnation.

            (a) Should the Mortgaged Property or any part thereof with a value in excess of $500,000 be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner (a "Condemnation"), or should the Company receive any written notice or other information regarding such proceeding, the Company shall give prompt notice thereof to the Administrative Agent.

            (b) The Administrative Agent shall be entitled to all compensation, awards and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name any compromise or settlement in connection with such Condemnation involving an amount in controversy in excess of $500,000. All such compensation, awards, damages, rights of action and proceeds in excess of $500,000 awarded to the Company and all interest thereon, if any (the "Condemnation Proceeds") are hereby assigned to the Administrative Agent, and the Company shall execute such further assignments of the Condemnation Proceeds as the Administrative Agent may require.

            (c) Upon the occurrence of a Condemnation, provided that no Default has occurred and is continuing, the Company may, at its option, to be exercised by delivery of notice to the Administrative Agent within four months of such Condemnation, elect to either apply any Condemnation Proceeds: (i) to the replacement or restoration and repair of that part of the Mortgaged Property affected by such Condemnation (the "Affected Property"); or (ii) to the prepayment of all or any part of the indebtedness secured hereby. If a Default has occurred and is continuing or if the Company fails to make such an election within four months from the date of any such Condemnation, such Condemnation Proceeds shall automatically be applied to the prepayment as aforesaid of the indebtedness secured hereby.

            If the Company elects to so replace or restore and repair the Affected Property, any Condemnation Proceeds shall be held by the Administrative Agent to be applied to the restoration and repair of the Affected Property and advanced to the Company in periodic


                                Form of Mortgage
installments upon compliance by the Company with such reasonable conditions as may be imposed by the Administrative Agent including, but not limited to, reasonable retentions and lien releases. Interest, if any, actually earned on any Condemnation Proceeds held by the Administrative Agent shall be credited to such Condemnation Proceeds for the benefit of the Company.

            Notwithstanding anything herein or at law or in equity to the contrary, none of the Condemnation Proceeds paid as herein provided shall be deemed trust funds and the Administrative Agent shall be entitled to advance all such proceeds as provided in this Section 1.12(c). The Company expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Affected Property from any Condemnation whatsoever.

            The Administrative Agent shall have no obligation to release any of the Condemnation Proceeds to the Company for restoration or repair of Affected Property if a Default has occurred and is continuing. If a Default has occurred and is continuing, the Administrative Agent may, in its sole discretion, apply the Condemnation Proceeds either (i) to the payment of the Obligations as provided in Section 4.03(a) hereof or (ii) to the restoration or repair of the Affected Property. If the Administrative Agent has required application of Condemnation Proceeds to such restoration or repair, and such Default has been remedied, then the Administrative Agent will advance to the Company in accordance with the foregoing provisions of this Section 1.12(c), the Condemnation Proceeds, less such amounts that may have been expended by the Administrative Agent to effectuate such cure. If a Default has occurred and is continuing, all Condemnation Proceeds remaining after the payment, for restoration and repair of the Affected Property pursuant to this Section 1.12(c), may, at the option of the Administrative Agent, be applied to payment of all or any part of the Obligations.

            Section 1.13. Insurance and Condemnation Proceeds. Any moneys held by the Administrative Agent constituting insurance proceeds received by the Administrative Agent in respect of any loss or damage to, or destruction of, the Mortgaged Property (or any portion thereof), or constituting Condemnation Proceeds shall, so long as no Default shall have occurred and be continuing, at the written request of the Company, be invested or reinvested in such Permitted Investments as the Company shall from time to time specify. Such Permitted Investments shall be held by the Administrative Agent pursuant to this Section 1.13; but, upon request of the Company, the Administrative Agent shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Administrative Agent subject to the provisions hereof in the same manner as the cash used by it to purchase the obligations so sold. The Company agrees to pay the Administrative Agent, on demand, amounts equal to any loss resulting from any investment or reinvestment pursuant to this Section 1.13, it being understood that the Administrative Agent shall not be liable or responsible for any such loss. All amounts from time to time received by the Administrative Agent in respect of any gains or interest on such obligations or reimbursement in respect of any loss resulting from any such investment or reinvestment shall be paid to the Company within ten days of receipt thereof.


                                Form of Mortgage

            [Section 1.14. Leasehold Interests.

            (a) The Company shall (i), except where failure to do so could not reasonably be expected to have a material adverse effect on the Properties or the Improvements, promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Company under the Leases and do all things necessary to preserve and to keep unimpaired its rights thereunder, (ii) promptly notify the Administrative Agent of any material default by the Company under any Lease in the performance of any of the terms, covenants or conditions on the part of the Company to be performed or observed thereunder or of the giving of any notice by the lessor to the Company of any default under any Lease or of such lessor's intention to exercise any remedy reserved to the lessor thereunder and (iii) promptly cause a copy of each such notice given by the lessor under any Lease to the Company to be delivered to the Administrative Agent.

            (b) If the Company shall fail promptly to perform or observe any of the terms, covenants or conditions required to be performed by it under any Lease, including, without limitation, payment of all rent and other charges due thereunder, the Administrative Agent may, without obligation to do so, after ten days prior written notice to the Company, take such action as is appropriate to cause such terms, covenants or conditions to be promptly performed or observed on behalf of the Company but no such action by the Administrative Agent shall release the Company from any of its obligations under this Indenture. Upon receipt by the Administrative Agent from the lessor under any Lease of any notice of default by the Company thereunder, the Administrative Agent may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by the Company or by any party on behalf of the Company; provided, however, that the Administrative Agent must first give the Company ten days prior written notice of its intent to cure such default so long as the Administrative Agent is not prevented from giving such notice by order, judgment or decree of court.

            (c) Subject to the Company's rights pursuant to Section 5.12 hereof, the Company shall not surrender its leasehold estate and interests under any Lease, nor terminate or cancel any Lease, and the Company shall not modify, change, supplement, alter or amend any Lease orally or in writing without the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed and any attempt on the part of the Company to so modify, change, supplement, alter or amend without the consent of the Administrative Agent shall be null and void.

            (d) No release or forbearance of any of the Company's obligations under any Lease, pursuant to the terms thereof or otherwise, shall release the Company from any of its obligations under this Indenture.

            (e) Neither the fee title to the property demised by any Lease nor the leasehold estate created by any Lease shall merge, but shall always remain separate and distinct,


                                Form of Mortgage
notwithstanding the union of the aforesaid estates either in the lessor or the Company under any Lease or in a third party by purchase or otherwise, unless the Administrative Agent shall, at its option, execute and record a document evidencing its intent to merge the estates. If the Company acquires the fee title or any other estate, title or interest in any Leasehold Property covered by any Lease, this Indenture shall attach to, be a lien upon and spread to the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of this Indenture. The Company shall notify the Administrative Agent of any such acquisition by the Company and, on written request by the Administrative Agent, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of the Administrative Agent be required to carry out the intent and meaning hereof.

            (f) Unless enforcement would, in the Company's reasonable business judgment, be inadvisable, the Company shall enforce the obligations of the lessor under the Leases to the end that the Company may enjoy all of the material rights granted to it under the Leases, and shall promptly notify the Administrative Agent of any material default by the lessor under any Lease, in the performance or observance of any of the terms, covenants and conditions on the part of such lessor to be performed or observed under any Lease and the Company shall promptly advise the Administrative Agent of the occurrence of any material event of default under any Lease.

            (g) The Company shall use its best efforts to obtain from the lessor under each Lease and deliver to the Administrative Agent, within 20 days after written demand from the Administrative Agent, a statement in writing certifying that such Lease is unmodified and in full force and effect and the dates to which the rent and other charges, if any, have been paid in advance, and stating whether or not, to the best knowledge of the signer of such certificate, the Company is in default in the performance of any covenant, agreement or condition contained in such Lease, and, if so, specifying each such default of which the signer may have knowledge.

            (h) Unless the exercise of any option, now existing or hereafter created, to renew or extend the term of any Lease would, in the Company's reasonable business judgment, be inadvisable, the Company shall, at least two months prior to the last day upon which the Company may validly exercise such option, (i) exercise such option in such manner as will cause the term of such Lease to be effectively renewed or extended for the period provided by such option and (ii) give prompt notice thereof to the Administrative Agent, it being understood that if the Company fails to do so, the Administrative Agent shall have, and is hereby granted, the irrevocable right to exercise any such option, either in its own name and behalf, or in the name and behalf of the Company, as the Administrative Agent shall in its sole discretion determine; provided, however, that the Administrative Agent shall, to the extent practicable, first give the Company 20 days prior written notice and opportunity to notify the Administrative Agent that the Company reasonably deems such renewal inadvisable.


                                Form of Mortgage

            (i) The Company shall promptly notify the Administrative Agent of any material change in the rent or other charges payable under any Lease, except for changes made pursuant to the provisions of such Lease.

            (j) In the event that any proceeds of insurance in excess of $500,000 on any part of the Mortgaged Property, or any Condemnation Proceeds, shall be deposited with any Person pursuant to the requirements of any Lease, the Company shall promptly notify the Administrative Agent of the name and address of the Person with whom such proceeds have been deposited and of the amount so deposited.]

            Section 1.15. Notice Regarding Special Flood Hazards. The Company hereby acknowledges that the Properties described in Exhibit C hereto are in zones identified by the Director of the Federal Emergency Management Agency as special flood hazard zones described in 12 C.F.R. ss. 22.2 and that it has received prior to the making of the Loans, and the incurrence of any other indebtedness constituting part of the Obligations, secured by this Indenture the notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22.

                                   ARTICLE II

                     Assignment of Rents, Issues and Profits

            Section 2.01. Assignment of Rents, Issues and Profits. The Company does hereby assign to the Administrative Agent the Company's right, title and interest in all current and future rents, revenues, issues, profits, royalties, income and benefits derived from the Properties, the Improvements and the Fixtures (collectively, the "Rents"), it being intended by the Company that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. The Company agrees to execute and deliver to the Administrative Agent such additional instruments, in form and substance reasonably satisfactory to the Administrative Agent, as may hereafter be requested by the Administrative Agent to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Section 2.01, the Administrative Agent grants to the Company a license, revocable as hereinafter provided, to operate and manage the Mortgaged Property and to collect and use the Rents subject to the requirements of the Credit Agreement. Upon the occurrence of a Default, the license granted to the Company herein may be revoked by the Administrative Agent, and, upon written notice of such revocation, the Administrative Agent shall immediately be entitled to possession of all Rents collected thereafter (including Rents past due and unpaid), whether or not the Administrative Agent enters upon or takes control of the Mortgaged Property. The Administrative Agent is hereby granted and assigned by the Company the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court appointed receiver to collect the Rents. Any of the Rents collected after the


                                Form of Mortgage
revocation of the license may be applied toward payment of the Obligations in accordance with the Credit Agreement.

            Section 2.02. Collection Upon Default. To the extent permitted by law, upon the occurrence of any Default, the Administrative Agent may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations or the solvency of the Company, enter upon and take possession of the Properties, the Improvements and the Fixtures or any part thereof, in its own name, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, to the payment of the Obligations as provided in Section 4.03(a) hereof, and in such order as the Administrative Agent may determine. The collection of the Rents or the entering upon and taking possession of the Properties, the Improvements or the Fixtures or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Default or notice thereof or invalidate any act done in response to such Default or pursuant to notice thereof.

                                   ARTICLE III

                               Security Agreement

            Section 3.01. Creation of Security Interest. The Company hereby grants to the Administrative Agent a security interest in the Fixtures for the purpose of securing the Obligations. The Administrative Agent shall have, in addition to all rights and remedies provided herein and in the other Loan Instruments, all the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the applicable portion of the Fixtures is located.

            Section 3.02. Warranties, Representations and Covenants. Subject to
Section 9.05 of the Credit Agreement, the Company hereby warrants, represents and covenants that: (a) the Fixtures will be kept on or at the related Properties and the Company will not remove any Fixtures from the related Properties, except such portions or items of the Fixtures which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Company, except as otherwise expressly provided in Section 1.06 hereof, (b) all covenants and obligations of the Company contained herein relating to the Mortgaged Property shall be deemed to apply to the Fixtures whether or not expressly referred to herein and (c) this Indenture constitutes a security agreement and "fixture filing" as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by application to the Administrative Agent (secured party) c/o The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081,
Attention: Loan and Agency Services Group. The mailing address of the Company is set forth on Page 1 hereof.


                                Form of Mortgage

                                   ARTICLE IV

                               Defaults; Remedies

            Section 4.01. Defaults. If any Event of Default (herein, a "Default") under the Credit Agreement shall occur and be continuing then, subject to and as more particularly provided in the Credit Agreement, the principal of and accrued interest on the Loans and all other Obligations may be declared, or may become, due and payable, without presentment, demand, protest or other formalities of any kind, all of which have been waived pursuant to the Credit Agreement.

            Section 4.02. Default Remedies.

            (a) If a Default shall have occurred and be continuing, this Indenture may, to the maximum extent permitted by law, be enforced as a mortgage, and the Administrative Agent may exercise any right, power or remedy permitted to it hereunder, under the Credit Agreement or under any of the other Loan Instruments or by law, and, without limiting the generality of the foregoing, the Administrative Agent may, personally or by their respective agents, to the maximum extent permitted by law:

            (i) enter and take possession of the Mortgaged Property or any part thereof, exclude the Company and all Persons claiming under the Company whose claims are junior to this Indenture, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Company or otherwise as the Administrative Agent shall deem best, and upon such entry, from time to time at the expense of the Company and the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements to the Mortgaged Property or any part thereof as the Administrative Agent may deem proper and, whether or not the Administrative Agent has so entered and taken possession of the Mortgaged Property or any part thereof, collect and receive all the rents and profits and apply the same, to the extent permitted by law, to the payment of all expenses which the Administrative Agent may be authorized to make under this Indenture, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; if the Administrative Agent demands or attempts to take possession of the Mortgaged Property or any portion thereof in the exercise of any rights hereunder, the Company shall promptly turn over and deliver complete possession thereof to the Administrative Agent, as the case may be; and

            (ii) to the maximum extent permitted by law, personally or by agents, with or without entry, if the Administrative Agent shall deem it advisable:

                  (x) sell the Mortgaged Property at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as the


                                Form of Mortgage

            Administrative Agent may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                  (y) proceed to protect and enforce its rights under this
            Indenture, by suit for specific performance of any covenant contained herein or in the Loan Instruments or in aid of the execution of any power granted herein or in the Loan Instruments, or for the foreclosure of this Indenture (as a mortgage or otherwise) and the sale of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Administrative Agent shall deem most effectual for such purpose, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Indenture shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Property; or

                  (z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

                  (1) either personally or by means of a court appointed receiver, take possession of all or any of the Fixtures and exclude therefrom the Company and all Persons claiming under the Company, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Company in respect of the Fixtures or any part thereof; if the Administrative Agent demands or attempts to take possession of the Fixtures in the exercise of any rights hereunder, the Company shall promptly turn over and deliver complete possession thereof to the Administrative Agent;

                  (2) without notice to or demand upon the Company, make such payments and do such acts as the Administrative Agent may deem necessary to protect its security interest in the Fixtures, including, without limitation, paying, purchasing, contesting or compromising any encumbrance which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

                  (3) require the Company to assemble the Fixtures or any portion thereof, at a place designated by the Administrative Agent and reasonably convenient to both parties, and promptly to deliver the Fixtures to the Administrative Agent, or an agent or representative designated by it; the Administrative Agent, and its agents and representatives, shall have the


                                Form of Mortgage
                  right to enter upon the premises and property of the Company to exercise the Administrative Agent's rights hereunder;

                  (4) sell, lease or otherwise dispose of the Fixtures, with or without having the Fixtures at the place of sale, and upon such terms and in such manner as the Administrative Agent may determine (and the Administrative Agent or any Lender may be a purchaser at any such sale); and

                  (5) unless the Fixtures are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, the Administrative Agent shall give the Company at least ten days' prior notice of the time and place of any sale of the Fixtures or other intended disposition thereof.

            (b) If a Default shall have occurred and be continuing, the Administrative Agent, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgaged Property, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the Company. The Company hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Administrative Agent in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property, unless such receivership is sooner terminated.

            (c) If a Default shall have occurred and be continuing and either this Indenture is being enforced pursuant to clause (a) above or an Event of Default shall have occurred under Section 10(e), (f) or (g) of the Credit Agreement, the Company shall, to the maximum extent permitted by law, pay monthly in advance to the Administrative Agent, or to any receiver appointed at the request of the Administrative Agent to collect rents, the fair and reasonable rental value for the use and occupancy of the Properties, the Improvements and the Fixtures or of such part thereof as may be in the possession of the Company. Upon default in the payment thereof, the Company shall vacate and surrender possession of the Properties, the Improvements and the Fixtures to the Administrative Agent or such receiver, and upon a failure so to do may be evicted by summary proceedings.

            (d) In any sale under any provision of this Indenture or pursuant to any judgment or decree of court, the Mortgaged Property, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Administrative Agent may elect, without regard to the right of the Company or any Person claiming under the Company to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of the Company therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any Person, including the Administrative Agent or any Lender, may purchase at any


                                Form of Mortgage
such sale. Upon the completion of any such sale by virtue of this Section 4.02, the Administrative Agent shall execute and deliver to the purchaser an appropriate instrument which shall effectively transfer all of the Company's and the Administrative Agent's estate, right, title, interest, property, claim and demand in and to the Mortgaged Property or portion thereof so sold, but without any covenant or warranty, express or implied. The Administrative Agent is hereby irrevocably appointed the attorney-in-fact of the Company in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for that purpose, the Administrative Agent may execute all appropriate instruments of transfer, and may substitute one or more Persons with like power, the Company hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Company shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the Administrative Agent or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Administrative Agent, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Indenture, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Company in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Company and against any and all Persons claiming or who may claim the same, or any part thereof, by, through or under the Company. The powers and agency herein granted are coupled with an interest and are irrevocable.

            (e) To the maximum extent permitted by applicable law, all rights of action under the Loan Instruments and this Indenture may be enforced by the Administrative Agent without the possession of the Loan Instruments and without the production thereof at any trial or other proceeding relative thereto.

            Section 4.03. Application of Proceeds.

            (a) The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Indenture, or of any monies held by the Administrative Agent hereunder shall, to the maximum extent permitted by law, be applied:

            (i) first to the payment of all costs and expenses of such sale, including the Administrative Agent's attorneys' fees and disbursements;

            (ii) then to the payment of all charges, expenses and advances incurred or made by the Administrative Agent in order to protect the lien and estate of this Indenture or the security afforded hereby;

            (iii) then to the payment in full of the Obligations in each case equally and ratably in accordance with the respective amounts then due and owing or as the Lenders


                                Form of Mortgage
      holding the same may otherwise agree; first to accrued interest on the Obligations, then to premiums or prepayment charges and all other fees and other amounts due in connection with the Obligations other than such amounts due pursuant to Section 5 of the Credit Agreement, then to the principal of the Obligations, and then to all obligations due pursuant to
      Section 5 of the Credit Agreement;

            (iv) then to the payment in full of the principal of and interest on all other Obligations, ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree, and after payment in full of all Obligations any surplus remaining shall be paid to the Company or to whomsoever may be lawfully entitled to receive the same.

            (b) No sale or other disposition of all or any part of the Mortgaged Property pursuant to Section 4.02 hereof shall be deemed to relieve the Company of its obligations under any Loan Instrument except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgaged Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Company shall remain liable for any deficiency.

            Section 4.04. Right to Sue. The Administrative Agent shall have the right from time to time to sue for any sums required to be paid by the Company under the terms of this Indenture as the same become due, without regard to whether or not the Obligations shall be, or have become, due and without prejudice to the right of the Administrative Agent thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Default existing at the time such earlier action was commenced.

            Section 4.05. Powers of the Administrative Agent. To the extent permitted by applicable law, the Administrative Agent may at any time or from time to time renew or extend this Indenture or (with the agreement of the Company) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any Person liable therefor as the Administrative Agent may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Indenture on or in any part of the Mortgaged Property, and without affecting the liability of any other Person liable for any of the Obligations.

            Section 4.06. Remedies Cumulative.

            (a) No right or remedy herein conferred upon or reserved to the Administrative Agent is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Indenture or


                                Form of Mortgage
under applicable law, whether now or hereafter existing; the failure of the Administrative Agent to insist at any time upon the strict observance or performance of any of the provisions of this Indenture, or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

            (b) The Administrative Agent shall be entitled to enforce payment and performance of any of the obligations of the Company and to exercise all rights and powers under this Indenture or under any Loan Instrument or any applicable laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Indenture nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Administrative Agent's right to realize upon or enforce any other security now or hereafter held by the Administrative Agent, it being stipulated that the Administrative Agent shall be entitled to enforce this Indenture and any other security now or hereafter held by the Administrative Agent in such order and manner as the Administrative Agent, in its sole discretion, may determine; every power or remedy given by the Credit Agreement, this Indenture or any of the other Loan Instruments to the Administrative Agent or to which the Administrative Agent is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Administrative Agent.

            Section 4.07. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. To the maximum extent permitted by law, the Company shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Indenture; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to any sale or sales thereof which may be made under or by virtue of Section 4.02 hereof; and the Company, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Company for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Indenture and (if a Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgaged Property marshalled upon any foreclosure hereof. The Administrative Agent shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgaged Property and the Company hereby waives any right or claim of right to have the Administrative Agent proceed in any particular order.


                                Form of Mortgage

                                    ARTICLE V

                                  Miscellaneous

            Section 5.01. Reconveyance. Upon the termination of the Commitments under and as defined in the Credit Agreement and the payment in full of the Obligations, the Administrative Agent shall release the lien of this Indenture or reconvey, without warranty or covenant, any portion of the Mortgaged Property then held hereunder to the Company or upon the request of the Company and at the Company's expense assign this Indenture without recourse to the Company's designee, or to the Person or Persons legally entitled thereto, by an instrument duly acknowledged in form for recording.

            Section 5.02. Notices. All notices, demands, consents, requests or other communications (collectively, "notices") that are permitted or required to be given by any party to the other hereunder shall be in writing and given in the manner specified in Section 12.02 of the Credit Agreement.

            Section 5.03. Amendments; Waivers; etc. This Indenture cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the party against whom enforcement of such modification, change or discharge is sought.

            Section 5.04. Successors and Assigns. This Indenture applies to, inures to the benefit of and binds each of the parties hereto and their respective successors and assigns and shall run with the Properties.

            Section 5.05. Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties hereto and are not a part of this Indenture.

            Section 5.06. Invalidity of Certain Provisions. If the lien or estate of this Indenture is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially secured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion thereof, and all payments made on such indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion thereof that is not secured or fully secured by the lien or estate of this Indenture.

            Section 5.07. Severability. If any term or provision of this Indenture or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Indenture, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Indenture shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Obligations shall for any reason not be


                                Form of Mortgage
secured by a valid and enforceable lien upon any part of the Mortgaged Property, then any payments made in respect of the Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Indenture (except to the extent otherwise required by applicable law) be deemed to be made (i) first, in respect of the portion of the Obligations not secured by the lien of this Indenture, (ii) second, in respect of the portion of the Obligations secured by the lien of this Indenture, but which lien is on less than all of the Mortgaged Property, and (iii) last, to the portion of the Obligations secured by the lien of this Indenture, and which lien is on all of the Mortgaged Property.

            Section 5.08. One of a Number of Indentures. This Indenture is given as security together with certain other indentures which collectively cover the Properties and other properties more particularly described in the Loan Instruments and secure the Obligations. A copy of all such indenture instruments (including this Indenture) are on file with the Company and with the Administrative Agent and are available for inspection during normal business hours upon reasonable advance request therefor. A default with respect to any such indenture instrument (including this Indenture) shall constitute a default under all such indenture instruments (including this Indenture).

            Section 5.09. Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the State of New York including both matters of internal law and conflicts of law, except that matters of title to the Mortgaged Property and the creation, perfection, priority and foreclosure of liens on, and security interests in, the Mortgaged Property shall be governed by the laws of the State in which the Mortgaged Property is located.

            Section 5.10. Variable Rate. The interest rate on the Loans is subject to change in accordance with the terms of the Credit Agreement.

            Section 5.11. Future Advances. [To be added by Local Counsel.]

            Section 5.12. Release. Anything contained in this Indenture or any other Loan Instrument to the contrary notwithstanding, the Company shall be entitled to dispose of all or any part of the Mortgaged Property in accordance with the terms of the Credit Agreement. If the Company so disposes of the Mortgaged Property (or any part thereof), the Administrative Agent shall release the lien, security interest and assignment against or of the Mortgaged Property (or part thereof) created and evidenced hereby.


                                Form of Mortgage

            IN WITNESS WHEREOF, this Indenture has been duly executed by the Company as of the day and year first above written.

                                    [_______________________________]


                                    By _______________________________
                                       Name:
                                       Title:


                                Form of Mortgage

STATE OF NEW YORK     )
                      )  ss:
COUNTY OF NEW YORK    )


      On the ____ day of __________________, _____, before me, the undersigned, a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her capacity and that by his/her signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.


                                    _________________________________
                                               Notary Public

                                                                        [SEAL]


                                Form of Mortgage

                                    Exhibit A

                                [Fee] Properties


                                Form of Mortgage

                                    Exhibit B

                              Leasehold Properties


                                Form of Mortgage

                                    Exhibit C

                Description of Properties in a Flood Hazard Zone


                                Form of Mortgage

                                                                     EXHIBIT E-1

                          [Opinion of General Counsel]

                                                      June 29, 2000

The Chase Manhattan Bank
as Administrative Agent for the
  Lenders hereinafter named
270 Park Avenue
New York, New York  10017

and

Each of the Lenders
party to the Credit
Agreement referred to below

Ladies and Gentlemen:

            I am the General Counsel of United Stationers Inc., a Delaware corporation (the "Guarantor"), United Stationers Supply Co., an Illinois corporation (the "Borrower"), Azerty Incorporated, a Delaware corporation ("Azerty") and Lagasse Bros., Inc., a Louisiana corporation ("Lagasse"; and together with the Borrower, the Guarantor and Azerty, collectively, the "Opinion Parties", and each, an "Opinion Party") and have acted as counsel to the Opinion Parties in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Third Amended and Restated Credit Agreement dated as of June 29, 2000 (the "Credit Agreement") among the Borrower, the Guarantor, the various lending institutions party thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"). Capitalized terms defined in the Credit Agreement and used but not otherwise defined herein are used herein as so defined.

            In so acting, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the following documents, each dated as of the date hereof: (i) the Credit Agreement, the Security Agreement, the Pledge Agreement, the Subsidiary Guarantee and Security Agreement and the promissory notes delivered as of the Effective Date pursuant to Section 2.08(d) (collectively, the "Loan Documents") and (ii) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of


                           Opinion of General Counsel
public officials and of officers and representatives of the Opinion Parties, and have made such inquiries of such officers and representatives as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

            In such examination, I have assumed the genuineness of all signatures (other than those of the Opinion Parties), the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Opinion Parties and upon the representations and warranties of the Opinion Parties contained in the Loan Documents.

            Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

            1. Each of the Guarantor and Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Illinois respectively, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Guarantor and the Borrower is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure of the Guarantor or the Borrower to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Guarantor and its Subsidiaries considered as a whole or of the Borrower and its Subsidiaries considered as a whole, or on the validity or enforceability of the Loan Documents.

            2. Each of the Guarantor and the Borrower has all requisite corporate power and authority to execute and deliver the Loan Documents to which each of them is a party and to perform their respective obligations thereunder. The execution, delivery and performance of the Loan Documents by each of the Guarantor and the Borrower that is a party thereto and the consummation by each of the Guarantor and the Borrower of the transactions contemplated thereby to be performed by each of them have been duly authorized by all necessary corporate action on the part of the Guarantor and the Borrower. The Loan Documents have been duly and validly executed and delivered by the Borrower and the Guarantor, as the case may be.

            3. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated thereby and compliance by the Opinion Parties with any of the provisions thereof will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of such Opinion Party, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such Opinion Party is a party or by which it is bound (including without limitation any of the Senior Subordinated Debt Documents) of which I am aware after due inquiry, (iii) any Illinois, Delaware corporate or Federal law


                           Opinion of General Counsel
      or regulation (other than Federal and state securities or blue sky laws, as to which I express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Opinion Party of which I am aware after due inquiry.

            4. No consent, approval, waiver, license or authorization or other action by or filing with any Illinois, Delaware corporate or Federal governmental authority is required in connection with the execution and delivery by any Opinion Party of the Loan Documents to which it is a party or the consummation by such Opinion Party of the transactions contemplated thereby, except for the filing of UCC financing statements, if any, and other filings in respect of the Collateral (as defined in the relevant Loan Documents) and those already obtained.

            5. Except as set forth in Schedule V to the Credit Agreement, to my knowledge after inquiry of the responsible officers of the Opinion Parties, there is no litigation, proceeding or governmental investigation pending or overtly threatened against any Opinion Party or any of their respective properties or revenues that (i) relates to any of the transactions contemplated by the Loan Documents or (ii) which, if Adversely determined, would reasonably be expected to have a Material Adverse Effect.

            The opinions expressed herein are limited to the laws of the State of Illinois, the corporate laws of the State of Delaware and the Federal laws of the United States, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

            The opinions expressed herein are rendered solely for your benefit and the benefit of your assignees and participants, in connection with the transactions described above. Those opinions may not be relied upon by any other person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, except that copies of this opinion may be furnished to your independent auditors, legal counsel and appropriate regulatory authorities and pursuant to an order or legal process of any relevant governmental authority.

                                   Very truly yours,


                                   By:___________________________
                                         Susan Maloney Meyer,
                                         General Counsel


                           Opinion of General Counsel

                                                                     EXHIBIT E-2

           [Form of Opinion of Special Counsel to the Credit Parties]

                                  June 29, 2000

The Lenders Party to the
Credit Agreement referred to below
and The Chase Manhattan Bank, as
Administrative Agent

Ladies and Gentlemen:

            We have acted as counsel to United Stationers Supply Co., an Illinois corporation ("Borrower"), United Stationers Inc., a Delaware corporation ("United"), Lagasse Bros., Inc., a Louisiana corporation ("Lagasse") and Azerty Incorporated, a Delaware corporation ("Azerty"), (United, Borrower, Lagasse and Azerty are sometimes referred to individually as a "Loan Party" and collectively as the "Loan Parties"), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, that certain Credit Agreement dated as of March 30, 1995, as amended and restated as of October 31, 1996, as further amended and restated as of April 3, 1998, and as further amended and restated pursuant to the Third Amended and Restated Credit Agreement as of June 29, 2000 (the "Credit Agreement"), among the Borrower, United, the Lenders named therein (collectively, the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Credit Agreement. This opinion is delivered to you pursuant to Section 7.01(c)(ii) of the Credit Agreement.

            In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents, each dated as of the date hereof: (i) the Credit Agreement, (ii) the Subsidiary Guarantee and Security Agreement, (iii) the Security Agreement (collectively with the Subsidiary Guarantee and Security Agreement, the "Security Documents"), (iv) the promissory notes delivered in connection with the Credit Agreement and (v) the Pledge Agreement (the items listed in (i) through (v) above are hereinafter referred to collectively as the "Transaction Documents"), and (vi) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Loan Parties as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. We have also made such inquiries of


                Opinion of Special Counsel to the Credit Parties such officers and representatives of the Loan Parties as we deemed relevant and necessary as a basis for the opinions hereinafter set forth.

            In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Loan Parties and upon the representations and warranties of the Loan Parties contained in the Loan Documents. We have also assumed (i) the valid existence of the Loan Parties (other than Azerty), (ii) that the Loan Parties (other than Azerty) each has the requisite corporate power and authority to enter into and perform each Transaction Document to which it is a party, and
(iii) the due authorization, execution and delivery by each of the Loan Parties (other than Azerty) of the Transaction Documents to which each is a party. As used herein, "to our knowledge" and "of which we are aware" mean the awareness of facts or other information by any lawyer in our firm actively involved in negotiating the transactions contemplated by the Transaction Documents.

      Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

            1. Azerty is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Azerty has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

            2. Azerty has all requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by Azerty of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of each of them. The Transaction Documents to which Azerty is a party have been duly and validly executed and delivered by it.

            3. Assuming the due authorization, execution and delivery thereof by the parties thereto (other than Azerty), the Transaction Documents to which each of the Loan Parties is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (i) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, (ii) certain remedial provisions of the Security Documents and the Pledge Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents and the Pledge Agreement, and the Security Documents and the Pledge Agreement contain adequate provisions for the practical realization of the rights and benefits afforded thereby, and (iii) no opinion is expressed with respect to Section 4.07(c) of the


                Opinion of Special Counsel to the Credit Parties

Credit Agreement insofar as it provides for the right of set-off by a Participant. No opinion is expressed in this paragraph as to attachment, perfection or priority of any liens granted pursuant to the Security Documents and the Pledge Agreement.

            4. No consent, approval, waiver, license or authorization or other action by or filing with, or other act by or in respect of, any New York governmental authority is required in connection with the execution and delivery by the Loan Parties of the Transaction Documents to which each is a party, or the consummation by the Loan Parties of the transactions contemplated thereby, except (i) consents which have already been obtained, (ii) UCC-1 financing statements and other filings with respect to the Collateral, and (iii) under state securities or blue sky laws, as to which we express no opinion.

            5. The execution and delivery of the Transaction Documents and the Financing Statements, the consummation of the transactions contemplated thereby and compliance by each of the Loan Parties with the provisions thereof pertaining to such Loan Party, will not conflict with, constitute a default under or violate any New York law or regulation (other than state securities or blue sky laws, as to which we express no opinion).

            6. None of the Loan Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            7. The making of the extensions of credit under the Credit Agreement does not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            8. (a) Assuming the filing of the financing statements on Form UCC-1 in the office of the recorder of Greene County, New York, the execution and delivery of the Security Agreement creates a valid and duly perfected security interest in the "Collateral" (as such term is defined in the Security Agreement) to the extent perfection of a security interest in the Collateral may be perfected by the filing of a financing statement under the Uniform Commercial Code in effect in the State of New York (the "New York UCC") as security for the Secured Obligations, as defined in the Security Agreement. Assuming the original financing statements, including the continuation statements relating thereto, (the "Original Financing Statements") filed against the Borrower and Azerty, as appropriate, describe the Collateral as defined in each of the Security Agreement dated as of October 31, 1996, as amended and restated as of April 3, 1998 (the "Original Security Agreement") and the Subsidiary Guarantee and Security Agreement, dated as of October 31, 1996 (the "Original Subsidiary Guarantee and Security Agreement," and together with the Original Security Agreement, sometimes referred to herein as the "Original Security Documents"), and name the Borrower or Azerty, as appropriate, as debtor, and the Administrative Agent as the secured party, and were duly filed in the offices of the Secretary of State of the State of New York, Erie County, the New York City Register and the Secretary of State of the State of Texas, and are valid, unreleased and unexpired, the execution and delivery of the Security Documents continues a valid lien on and security interest in the Collateral originally created pursuant to the Original Security Documents (other than the Collateral located in Greene County, New York) and no further filing is necessary under the laws of the States of New York or Texas to maintain perfection of any security interest created by the Security Documents, to the extent the perfection of a lien on and security interest in the Collateral may be perfected by the filing of a financing statement under the New York UCC or the Uniform


                Opinion of Special Counsel to the Credit Parties

Commercial Code in effect in the State of Texas (the "Texas UCC," and together with the New York UCC, the "UCC").

            (b) Assuming (i) the continued possession in New York by the Administrative Agent of all Pledged Stock (as defined in and listed on the schedules to the Original Security Agreement), together with stock powers properly executed in blank with respect thereto, and (ii) that the Administrative Agent and the Lenders were without notice of any adverse claim (as such phrase is defined in Section 8-105 of the New York UCC with respect to such Pledged Stock), the execution and delivery of the Security Agreement continues the duly perfected lien on and security interest in such Pledged Stock as security for the Secured Obligations, which was created pursuant to the Original Security Agreement. Assuming (i) the continued possession in New York by the Administrative Agent of all Pledged Stock (as defined in and listed on the schedules to that certain Pledge Agreement dated as of October 31, 1996 (the "Original Pledge Agreement")), together with stock powers properly executed in blank with respect thereto, and (ii) that the Administrative Agent and the Lenders were without notice of any adverse claim (as such phrase is defined in Section 8-105 of the New York UCC with respect to such Pledged Stock), the execution and delivery of the Pledge Agreement continues the duly perfected lien on and security interest in such Pledged Stock as security for the Secured Obligations, which was created pursuant to the Original Pledge Agreement.

The opinions in paragraph 8(a) and, with respect to subclause (A) and subclause
(B) below, paragraph 8(b), are subject to the following exceptions:

            (A) that with respect to the Loan Parties' rights in or title to the Collateral, we express no opinion, and have assumed that the Loan Parties have title to the Collateral;

            (B) that with respect to any Collateral as to which the perfection of a lien on or security interest in is governed by the laws of any jurisdiction other than the States of New York and Texas, we express no opinion; and

            (C) that with respect to any Collateral which is or may become fixtures (within the meaning of Section 9-313 of the UCC), we express no opinion.

The opinion set forth in paragraph 8(b) is subject to the following exceptions:

            (A) that with respect to (i) federal tax liens accorded priority under law and (ii) liens created under Title IV of the Employee Retirement Income Security Act of 1974 which are properly filed after the date hereof, we express no opinion as to the relative priority of such liens and the security interests created by the Security Documents; and

            (B) that with respect to any claim (including for taxes) in favor of any state or any of its respective agencies, authorities, municipalities or political subdivisions which claim is given lien status and/or priority under any law of such state, we express no opinion as to the relative priority of such liens and the security interests created by the Security Documents.


                Opinion of Special Counsel to the Credit Parties

            In addition, the opinions in this paragraph 8 are subject to (i) the limitations on perfection of security interests in proceeds resulting from the operation of Section 9-306 of the UCC; (ii) the limitations with respect to buyers in the ordinary course of business imposed by Sections 9-307 and 9-308 of the UCC; (iii) the limitations with respect to documents, instruments and securities imposed by Sections 8-302, 9-304 and 9-309 of the UCC; (iv) the provisions of Section 9-203 of the UCC relating to the time of attachment; and
(v) Section 552 of Title 11 of the United States Code (the "Bankruptcy Code") with respect to any Collateral acquired by the Loan Parties subsequent to the commencement of a case against or by the Loan Parties under the Bankruptcy Code.

            We further assume (a) that all filings will be timely made and duly filed as necessary (i) in the event of a change in the name, identity or corporate structure of any Loan Party, (ii) in the event of a change in location of the Collateral, or the location of the principal office of any Loan Party or the place where any Loan Party keeps its books and records, and (iii) to continue to maintain the effectiveness of the original filings, and (b) that any money, instruments, documents or securities which may constitute part of the Collateral are and will remain in the Administrative Agent's possession.

            The opinions expressed herein are limited to the laws of the State of New York, the Texas UCC, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

            This opinion is rendered solely for your benefit and for the benefit of your assignees and participants in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent, except that copies of this opinion may be furnished to your independent auditors, legal counsel and appropriate regulatory authorities and pursuant to an order or legal process of any relevant governmental authority.

                                Very truly yours,


                Opinion of Special Counsel to the Credit Parties

                                                                       EXHIBIT F

             [Form of Opinion of Special New York Counsel to Chase]

                                          June 29, 2000

To the Lenders party to the
   Credit Agreement referred to
   below and The Chase Manhattan Bank,
   as Administrative Agent

Ladies and Gentlemen:

            We have acted as special New York counsel to The Chase Manhattan Bank ("Chase") in connection with (i) the Third Amended and Restated Credit Agreement dated as of June 29, 2000 (the "Credit Agreement") among United Stationers Supply Co. (the "Company"), United Stationers Inc. (the "Guarantor" and, together with the Company, the "Obligors"), the lenders named therein, and Chase, as agent for said lenders (the "Administrative Agent") and (ii) the various other agreements and other documents referred to in the next following paragraph. Except as otherwise provided herein, terms defined in the Credit Agreement are used herein as defined therein. This opinion letter is being delivered pursuant to Section 7.01(d) of the Credit Agreement.

            In rendering the opinions expressed below, we have examined the following agreements (collectively, the "Credit Documents"):

            (a) the Credit Agreement;

            (b) the Security Agreement;

            (c) the Pledge Agreement; and

            (d) the Subsidiary Guarantee and Security Agreement.

            In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents


                  Opinion of Special New York Counsel to Chase submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

            In rendering the opinions expressed below, we have assumed, with respect to all of the Credit Documents, that:

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Obligors and the Subsidiary Guarantors (collectively, the "Credit Parties")) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii)  all signatories to such documents have been duly authorized;
                  and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Credit Party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            The foregoing opinion is subject to the following comments and qualifications:

            (A) The enforceability of Sections 6.03 and 12.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party, for liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
      York) that limit the interest,


                  Opinion of Special New York Counsel to Chase fees or other charges such Lender may impose, (ii) Section 4.07(c) of the Credit Agreement or Section 3.07 of the Subsidiary Guarantee and Security Agreement, (iii) the second sentence of Section 12.10 of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents and (iv) the waiver of inconvenient forum set forth in Section
      12.10 of the Credit Agreement (and any similar provisions in any of the other Credit Documents).

            (D) Clause (iii) of the second sentence of Section 6.02 of the Credit Agreement and of Section 3.02 of the Subsidiary Guarantee and Security Agreement may not be enforceable to the extent that the Guaranteed Obligations referred to therein are materially modified.

            (E) We wish to point out that the obligations of the Credit Parties, and the rights and remedies of the Administrative Agent and the Lenders, under the Security Documents to which such Credit Parties are party may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in such Security Documents, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by such Security Documents.

            (F) We express no opinion as to the creation, perfection or priority of any security interest purported to be created by any Security Document or as to the existence of, or the right, title or interest of any Credit Party in, to or under, any of the Collateral (as defined in the Security Documents).

            (G) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of
      Section 548 of the Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations.

            The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.


                  Opinion of Special New York Counsel to Chase

            At the request of our client, this opinion letter is, pursuant to
Section 7.01(d) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                Very truly yours,


WJM/PMM


                  Opinion of Special New York Counsel to Chase

                                                                       EXHIBIT G

                       [Form of Assignment and Acceptance]

                            ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Third Amended and Restated Credit Agreement dated as of June 29, 2000 (as amended and in effect on the date hereof, the "Credit Agreement"), among United Stationers Supply Co., United Stationers Inc., the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

            The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents, including the interests set forth below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with unpaid interest accrued on the assigned Loans to the Assignment Date, and the amount, if any, set forth below of the fees accrued to the Assignment Date for the account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

            This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a non-U.S. Person (as defined in Section 5.07 of the Credit Agreement), any documentation required to be delivered by the Assignee pursuant to Section 5.07 of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.06(b) of the Credit Agreement.

            This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:


                            Assignment and Acceptance

Effective Date of Assignment
("Assignment Date"):

                                                       Percentage Assigned of
                                                       Loan/Commitment (set
                                                       forth, to at least 8
                                                       decimals, as a percentage
                                                       of the Loan and the
                                                       aggregate Commitments
                                 Principal Amount      of all Lenders
Facility                         Assigned              thereunder )
--------                         --------              ---------------------

Revolving Credit
   Commitment Assigned:          %

Tranche A Term Loan
   Commitment Assigned:

Tranche A-1 Term Loan
   Commitment Assigned:

Revolving Credit Loans Assigned:

Tranche A Term Loan Assigned:

Tranche A-1 Term Loan Assigned:

Fees Assigned (if any):


The terms set forth above and below are hereby agreed to:

                                    [Name of Assignor], as Assignor


                                    By:__________________________________
                                       Name:
                                       Title:


                            Assignment and Acceptance

                                    [Name of Assignee], as Assignee


                                    By:__________________________________
                                       Name:
                                       Title:

The undersigned hereby consent to the within assignment:(1)

UNITED STATIONERS SUPPLY CO.


By:_________________________
   Name:
   Title:


THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
   Name:
   Title:


-------------------------------------
(1) Consents to be included to the extent required by Section 12.06(b) of the Credit Agreement.


                            Assignment and Acceptance

                                                                       EXHIBIT H

                    [Form of Guarantee Assumption Agreement]

                         GUARANTEE ASSUMPTION AGREEMENT

            GUARANTEE ASSUMPTION AGREEMENT (this "Agreement") dated as of ________ __, ____ by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a ________ corporation (the "Additional Subsidiary Guarantor"), in favor of The Chase Manhattan Bank, as administrative agent for the lenders or other financial institutions or entities party as "Lenders" to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            United Stationers Supply Co., United Stationers Inc., the Lenders party thereto and the Administrative Agent, are parties to a Credit Agreement dated as of June 29, 2000 (as modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

            Pursuant to Section 9.21(a) of the Credit Agreement, the Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Subsidiary Guarantor" and an "Issuer" for all purposes of the Subsidiary Guarantee and Security Agreement (and hereby supplements Annexes 1 through 6 to said Subsidiary Guarantee and Security Agreement as specified in Appendix A). Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Subsidiary Guarantee and Security Agreement) in the same manner and to the same extent as is provided in Section 3 of the Subsidiary Guarantee and Security Agreement. In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Section 2 of the Subsidiary Guarantee and Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Credit Documents included reference to this Agreement.

            The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 9.21(a) of the Credit Agreement to the Lenders and the Administrative Agent.


                         Guarantee Assumption Agreement

            IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                    [NAME OF ADDITIONAL SUBSIDIARY
                                    GUARANTOR]


                                    By ________________________
                                     Title:

Accepted and agreed:

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By ________________________
   Title:


                         Guarantee Assumption Agreement

                                                                      Appendix A

                 SUPPLEMENTS TO ANNEXES TO SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT


Supplement to Annex 1:


            [to be completed]


Supplement to Annex 2:


            [to be completed]


Supplement to Annex 3:


            [to be completed]


Supplement to Annex 4:


            [to be completed]


Supplement to Annex 5:


            [to be completed]


Supplement to Annex 6:


            [to be completed]


                         Guarantee Assumption Agreement

                                                                         ANNEX 1

                                  PLEDGED STOCK

                               [See Section 2(b)]

                                           Record of
                         Certificate       Beneficial          Number
        Issuer             Number            Owner             Shares       Par Value       Class
----------------------   -----------  ------------------     ------------  ------------   ----------
United Stationers Hong     _______    United Stationers         649
Kong Limited                          Supply Co.

United Worldwide           _______    United Stationers         649
Limited                               Supply Co.

Lagasse Bros., Inc.          90       United Stationers        2,088
                                      Supply Co.

Azerty Incorporated          C3       United Stationers         129                      Common
                                      Supply Co.

Azerty Incorporated          C2       United Stationers       542.857                    Common
                                      Supply Co.

Azerty de Mexico, S.A.                United Stationers      99% of 990                  Class 2
de C.V.                      01       Supply Co.               shares

Azerty de Mexico, S.A.                United Stationers       no more                    Class 1
de C.V.                      01       Supply Co.            than 65% of
                                                             99 shares


                     Annex 1 to Security Agreement - Page 1

                                                                         ANNEX 2

                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                               [See Section 2(d)]

                                                            Registration        Effective
                  Title                     Date Filed           No.              Date
---------------------------------------  ----------------  ---------------   ---------------
1.  See Exhibit A attached hereto.

2.  Other unregistered original works
    of authorship

3.  Consumer Sales Marketing Program                       TXV:548-226        11/20/92


                     Annex 2 to Security Agreement - Page 1

                                                                       EXHIBIT A

           CERTIFICATES OF REGISTRATION/UNITED STATES COPYRIGHT OFFICE

-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Title of Work                                      Date Applied For   Registration No.   Registration Date  Comments
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1999                                                  TX4-258-463        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 Oct-Dec Dealer Net Pricer                                   TX4-857-522        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products                                                  TX4-819-062        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Matchbook Computer Supplies                                           TX4-819-378        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furniture                                                      TX4-818-476        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1998/USSC Jan-Mar '98 Dealer Net Pricer                               TX4-694-647        12/24/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 GL Catalog                                                  TX4-690-436        12/11/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU 1998 Computer Products Catalog                                     TX4-690-950        12/11/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU 1997 Oct-Dec Computer Products Price Book                          TX4-690-959        12/11/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 USSC Oct-Dec Dealer Net Pricer                                   TX4-691-004        12/11/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU 1997 Jul-Sep Computer Price Book                                   TX4-670-664        10/27/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1997 Jul-Sep Dealer Net Pricer                                   TX4-562-705        10/27/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU 1997 Apr-Jun Computer Products Price Book                          TX4-530-609        4/28/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 USSC Apr-Jun Dealer Net Pricer                                   TX4-504-833        3/21/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 MU Computer Products Catalog                                     TX4-418-869        1/7/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 MU Jan-Mar Computer Products Price Book                          TX4-402-446        1/7/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 USSC Jan-Mar Dealer Net Pricer                                   TX4-415-515        1/7/97
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 USSC GL Catalog/Alpha Index                                      TX4-377-282        9/20/96
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1997 USSC GL Catalog/Quick Find Directory                             TX4-377-283        9/20/06
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 MU Quarterly Source Book Jan-Mar                                 TX4-366-726        9/5/96
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 MU Quarterly Source Book Apr-Jun                                 TX4-366-727        9/5/96
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 MU Computer Products Catalog                                     TX4-366-724        9/5/96
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 USSC GL Catalog/Quick Find Directory                             TX4-132-788        9/27/95
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 USSC GL Catalog/Alpha Product Directory                          TX4-122-825        9/27/95
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1996 USSC GL Catalog/Quick Find-Alpha Index                           TX4-122-915        9/27/95
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1995 Quarterly Source Book Jul-Sep                                    TX4-112-533        7/17/95
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Purchase to Payment Guide                                             TX4-084-723        7/10/95
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1995 MU Computer Products Dealer Net Pricer        12/28/94                                                 Registration notice not
Jan-Mar                                                                                                     received - ?
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1995 USSC GL Catalog/Quick Find Directory                             TX3-936-741        11/3/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1995 USSC GL Catalog/Office Products                                  TX3-929-496        11/3/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 MU Computer Products Dealer Net Pricer                           TX3-913-103        10/12/94
Oct-Dec
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Electronic Management Systems/Your Complete                           TX3-859-397        7/25/94
Business Advantage
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 MU Computer Products Dealer Net Pricer                           TX3-859-313        7/12/94
Jul-Sep
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 MU Computer Products Dealer Net Pricer                           TX3-844-165        5/11/94            Two Versions
Apr-Jun
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------

-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Title of Work                                      Date Applied For   Registration No.   Registration Date  Comments
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1999                                                  TX4-258-463        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 Oct-Dec Dealer Net Pricer                                   TX4-857-522        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products                                                  TX4-819-062        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Matchbook Computer Supplies                                           TX4-819-378        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furniture                                                      TX4-818-476        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 MU Computer Products Dealer Net Pricer                           TX3-844-164        5/11/94            Two Versions
Apr-Jun
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
UNITERM                                                               TX3-783-441        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Payment By Receipt                                                    TX3-730-184        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Customer Label System                                          TX3-756-732        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 Sanitary & Maintenance Supply Catalog                            TX3-720-944        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 MU Computer Products Catalog                                     TX3-757-483        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 Office Furniture Catalog                                         TX3-720-945        2/17/94
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 USSC GL Catalog/Quick Find Directory                             TX3-735-859        9/22/93
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1994 USSC GL Catalog/Office Products Catalog                          TX3-735-855        9/22/93
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
COPAS Computer Software Program & Documentation                       TX3-313-950        4/29/92
& Training Manuals
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1993 MU Computer Products Catalog                                     TX3-443-910        10/29/92
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MATCHBOOK Computer Supplies & Accessories Oct                         TX3-443-909        10/29/92
1992-Mar 1993
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1993 USSC GL Catalog                                                  TX3-433-966        10/29/92
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MATCHBOOK Computer Supplies & Accessories                             TX3-433-908        10/29/92
Apr-Sep 1992
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1992 USSC GL Catalog                                                  TX3-299-391        4/29/92
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1992 USSC Dealer Net Pricer                                           TX3-080 108        4/22/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
9 to 5                                                                TX3 050 500        4/22/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Innovations                                                    TX3 050 497        4/22/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Showcase                                                       TX3 050 498        4/22/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Today's Workplace                                                     TX3 050 499        4/22/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Accounts Receivable Quick Reference Manual                            TX3 000 835        1/2/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
A/R System Accounts Receivable Participant Guide                      TX3 049 219        1/2/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
A/R System Training Instructor Guide                                  TX3 000 879        1/2/91
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Selling Skills/Volume 1                                        TX2 950 470        11/7/90
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1991 USSC GL Catalog                                                  TX2 900 077        9/7/90
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1990 USSC GL Catalog                                                  TX 2 738 376       10/13/89
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1989 USSC GL Catalog                                                  TX 2 382 245       8/22/88
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1988 USSC Office Furniture Catalog                                    TX2 179 060        11/2/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers Price Tag                                           TX2 167 491        10/15/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers Red Tag                                             TX2 179 838        10/15/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------

-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Title of Work                                      Date Applied For   Registration No.   Registration Date  Comments
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1999                                                  TX4-258-463        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 Oct-Dec Dealer Net Pricer                                   TX4-857-522        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products                                                  TX4-819-062        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Matchbook Computer Supplies                                           TX4-819-378        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furniture                                                      TX4-818-476        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers Impact Flyer                                        TX2 179 837        10/15/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1988 Computer Accessories                                        TX2 167 493        10/14/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products Fall/Winter 1987-1988                            TX2 167 492        10/14/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1988 Basic Office Needs                                          TX2 172 284        10/14/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1988 GL Catalog                                                  TX2 204 237        10/14/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Cost & Sell Dealer Net Pricer/May 1-Jun 30, 1987                      TX2 077 011        5/26/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1988 GL Catalog                                                  TX2 204 237        10/14/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MATCHBOOK Computer Supplies 1987                                      TX2 076 889        5/26/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Sale on Office Supplies                                       TX2 025 635        3/11/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products Price Tag Sale                                        TX2 026 206        3/11/87
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products Sale                                                  TX1 979 469        12/11/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Computer Products Sale                                                TX1 972 211        12/11/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Office Supply Sale                                            TX1 941 094        10/29/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Impact - Get Ready For A New Year Sale                                TX1 929 453        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986-1987 MU Computer Products Catalog                                TX1 929 215        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1987 Computer Products Catalog                                        TX1 941 449        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Price Tag Sale of Office Products                                     TX1 929 579        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1987 Office Furniture Catalog                                         TX1 929 216        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Oct 1986 Office Products Pocket Pricing Guide                         TX1 930 529        10/27/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986 Cost & Sell Dealer Net Pricer/Sep-Oct 1986                       TX1 934 044        10/24/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1987 Basic Office Needs Catalog                                       TX1 938 655        10/24/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1987 Office Products Catalog                                          TX1 917 621        9/25/86
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986 MU Computer Products Catalog                                     TX1 918 408        11/18/85
------------------------------------------------- ------------------ ------------------ ------------------ -------------------------
1986 Basic Office Needs Catalog                                       TX1 705 156        11/18/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986 Office Furniture Catalog                                         TX1 711 405        11/18/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986 Office Products Catalog                                          TX1 714 547        11/18/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1986 Information Systems Supplies Catalog                             TX1 918 409        11/19/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Impact Spring 1985                                                    TX1 596 541        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Impact Plus - Terrific Buys on Computer                        TX1 596 542        5/13/85
Supplies
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Impact Plus Flyer                                                  TX1 596 540        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Johnson & Staley Office Products 1985 Catalog                         TX1 575 872        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Sale Flyer                                                    TX1 596 544        5/13/85            Two versions
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------

-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Title of Work                                      Date Applied For   Registration No.   Registration Date  Comments
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1999                                                  TX4-258-463        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 Oct-Dec Dealer Net Pricer                                   TX4-857-522        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products                                                  TX4-819-062        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Matchbook Computer Supplies                                           TX4-819-378        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furniture                                                      TX4-818-476        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Sale Flyer                                                    TX1 596 543        5/13/85            Two versions
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1985 MU Computer Products Catalog                                     TX1 596 538        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1985 MATCHBOOK Computer Supplies/Vol II                               TX1 576 366        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
File Under Savings                                                    TX1 596 539        5/13/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1984 Cost `N Sell Pricing Guide - Oct `84                             TX1 461 453        10/22/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1985 Information Systems Supplies Catalog                             TX1 429 825        10/11/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1985 Office Furniture Catalog                                         TX1 471 117        10/11/85
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
ISS MATCHBOOK 1985/Volume One                                         TX1 451 858        11/1/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Pricebusters Sale                                                     TX1 463 710        10/19/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
ISS MATCHBOOK 1984/Volume Two                                         TX1 324 272        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Added Emphasis Jan-Feb 1984                                           TX1 301 136        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1984 Product List                                   TX1 301 134        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Basic Office Needs 1984 Catalog                                       TX1 301 129        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1984 Office Furniture Catalog                                         TX1 301 135        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1984 Information Systems Supplies Catalog                             TX1 301 128        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1984 Catalog Pricing Service                                          TX1 301 143        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Added Emphasis Nov-Dec 1983                                           TX1 301 139        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1984 Dealer Net Pricer                              TX1 301 141        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1984 Catalog                                          TX1 301 132        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1983 Pricing Pocket Guide                                             TX1 301 126        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
ISS MATCHBOOK 1984/Volume One                                         TX1 324 271        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Price Tag Sale of Office Products                                     TX1 301 137        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Sale of Office Products                                       TX1 301 138        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1983 Product List                                   TX1 301 133        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Basic Office Needs 1983 Catalog                                       TX1 301 131        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1983 Information Systems Supplies Catalog                             TX1 391 130        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1983 Office Furniture Catalog                                         TX1 301 140        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1983 Dealer Net Pricer                              TX1 301 142        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1983 Catalog                                          TX1 301 077        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1982 Pocket Pricing Guide                                             TX1 301 127        3/9/84
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1982 Product List                                   TX1 840 060        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1992 Office Furniture Catalog                                         TX1 840 057        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------

-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Title of Work                                      Date Applied For   Registration No.   Registration Date  Comments
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1999                                                  TX4-258-463        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
USSC 1998 Oct-Dec Dealer Net Pricer                                   TX4-857-522        9/22/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
MU Computer Products                                                  TX4-819-062        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Matchbook Computer Supplies                                           TX4-819-378        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furniture                                                      TX4-818-476        7/16/98
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1982 Information Systems Supplies                                     TX1 840 054        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Basic Office Needs 1982 Catalog                                       TX1 840 062        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1982 Dealer Net Pricer                              TX1 840 063        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Products 1982 Catalog                                          TX1 840 059        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Price Tag Sale of Office Products                                     TX1 849 570        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Price Tag Sale of Office Products                                     TX1 840 051        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Red Tag Sale of Office Products                                       TX1 840 052        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
Office Furnishings 1981                                               TX1 840 053        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1981 Information Systems Supplies                                     TX1 840 056        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
United Stationers 1981 Product List                                   TX1 840 061        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1981 Basic Office Needs Directory                                     TX1 840 055        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------
1981 Office Products Catalog                                          TX1 840 058        2/1/82
-------------------------------------------------- ------------------ ------------------ ------------------ ------------------------

                                                                         ANNEX 3

                     LIST OF PATENTS AND PATENT APPLICATIONS

                               [See Section 2(d)]

None


                     Annex 3 to Security Agreement - Page 1

                                                                         ANNEX 4

                 LIST OF TRADE NAMES, TRADEMARKS, SERVICE MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

                               [See Section 2(d)]

See Exhibit A attached hereto.


                     Annex 4 to Security Agreement - Page 1

                                                                         ANNEX 5

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                         [See Section 2(d), (e) and (f)]

1.    All-Value Dealers have rights to use the mark ALL-VALUE

2. Rights to Cowdery legal Forms under Agreement between H.S. Crocker Co., Inc. and Lynn-Edwards Corp.

3. Service Mark License Agreement dated January 18, 1994 between Lynn-Edwards Corp. and Order F.


                     Annex 5 to Security Agreement - Page 1

                                                                         ANNEX 6

                                LIST OF LOCATIONS

                               [See Section 5.07]

United Stationers Inc.

            NONE

United Stationers Supply Co.

Arizona

            Leasehold
      o     Tempe - 1013 West Alameda Drive
      o     Tempe - 2910 S. Hardy, Suite 101

California

      Fee Owned
      o     City of Industry (Los Angeles area) - 918 South Stimson Avenue

      Leasehold
      o     City of Industry (Los Angeles area) - 18385 San Jose Avenue
      o     North Highland - 3030 Orange Grove
      o     Sacramento - 4291 Pell Drive
      o     Sacramento - 5440 Stationers Way

Colorado

      Fee Owned
      o     Denver - 501 Raritan Way

      Leasehold
      o Building D-3, SW Corner of 47th and Florence Street (Commencement Date of 2/1/01)
      o     Denver - 2500 West 5th Street
      o     Denver - 2465 W. 4th Avenue

Connecticut

      Leasehold
      o     North Branford - 104-5 Branford

Florida

      Fee Owned
      o     Jacksonville - 5400 West 12th Street


                     Annex 6 to Security Agreement - Page 1

            o     Tampa - 3402 Queen Palm Drive

      Leasehold
      o     Ft. Lauderdale - 3365 Enterprise Avenue

Georgia

      Fee Owned
      o     Norcross (Atlanta area) - 6448 Best Friend Road

Illinois

      Fee Owned
      o     Des Plaines - 2200 East Golf Road
      o     Greenville (St. Louis area) - 2000 Wolf Business Park

      Leasehold
      o     Bloomingdale - 344 Glenwood Drive #101
      o     Carol Stream - 898 Carol Court
      o     Carol Stream - 801 Kimberly Drive
      o     Des Plaines - 2001 Rand Road
      o     Mount Prospect - 1661 Feehanville Drive

Indiana

      Fee Owned
      o     Indianapolis - 5345 West 81st Street

Louisiana

      Leasehold
      o     Lafayette - 223 I.B. Street
      o     Harahan - 1000 Edwards Avenue
      o     New Orleans - 300 Plauche Street and Bevin Street

Maryland

      Fee Owned
      o     Hanover (Baltimore area) - 7441 Candlewood Road

      Leasehold
      o     Elkridge - 7090 Troy Hill Drive
      o     Hanover (Baltimore area) - 7465 Candlewood Road
      o     Hanover - 7445 New Ridge Road, Suites R-V


                     Annex 6 to Security Agreement - Page 2

Massachusetts

      Fee Owned
      o     Woburn (Boston area) - 415 Wildwood Avenue

      Leasehold
      o     Haverhill - 183 Ferry Road

Michigan

      Fee Owned
      o     Livonia (Detroit area) - 32432 Capitol Drive

Minnesota

      Fee Owned
      o     Brooklyn Park (St. Paul area) - 7509 Boone Avenue
      o     Eagan (Minneapolis area) - 1720 Alexander Road

Missouri

      Leasehold
      o     Kansas City - 1606 Linn Street

Montana

      Leasehold
      o     Butte - 105 N. Parkmont

New Jersey

      Fee Owned
      o     Edison (New York area) - 77 Executive Avenue
      o     Pennsauken (Philadelphia area) - 9009 Pennsauken Highway

      Leasehold
      o     Edison - 260 Meadow Road
      o     Edison - 50 Saw Mill Pond Road
      o     Pennsauken - 9020 Pennsauken Highway

New York

      Fee Owned
      o     Coxsackie (Albany area) - Route 9W and Wolf Road

North Carolina

      Fee Owned


                     Annex 6 to Security Agreement - Page 3

      o     Charlotte - 1400 Westinghouse Blvd., Commerce Park III

      Leasehold
      o     Charlotte - 10800-Z S. Commerce Blvd.
      o     Charlotte - 9347 Ducks Lane

Ohio

      Fee Owned
      o     Sharonville (Cincinnati area) - 9775 International Drive
      o     Twinsburg (Cleveland area) - 2100 Highland Road

      Leasehold
      o     Columbus - 1634 Westbelt Drive
      o     Twinsburg - 2477 Edison Blvd.

Oklahoma

      Fee Owned
      o     Tulsa - 1870 North 109th East Avenue

      Leasehold
      o     Tulsa - 11525 East Pine Street

Oregon

      Leasehold
      o     Portland - 4409 S.E. 24th Street
      o     Milwaukie - 2750 S.E. Mailwell Dr., Suite B

Pennsylvania

      Leasehold
      o     Warrendale (Pittsburgh area) - 760 Commonwealth Drive

Tennessee

      Leasehold
      o     Memphis - 2843 Harbor Avenue
      o     Memphis - 5300 Hickory Hill Road, Suite 105
      o     Nashville - 455 Industrial Blvd.

Texas

      Fee Owned
      o     Dallas - 119 Regal Row

      Leasehold


                     Annex 6 to Security Agreement - Page 4

      o     Dallas - 613-21 Mockingbird Lane
      o     Dallas - 3439 Irving Blvd.
      o     Houston - 7677 Pinemont Avenue
      o     Irving - 5425 Faa Boulevard - Valley View Center
      o     Lubbock - 116 Slaton Road
      o     San Antonio - 3615 Highpoint Drive

Utah

      Leasehold
      o     Salt Lake City - 1730 West 4625 Street

Virginia

      Leasehold
      o     Charlottesville - 2321 Commonwealth Drive

Washington

      Leasehold
      o     Tukwila - 18351 Cascade Avenue South, Building 255
      o     Tukwila - 18300 Southcenter Parkway

Wisconsin

      Fee Owned

      o     Milwaukee - 8711 West Point Avenue

      Leasehold

      o     Milwaukee - 7023 W. Parkland Court

Canada

      Leasehold
      o     60 Haist Avenue, Unit B, City of Vaughn, Woodbridge, Ontario L4L 5V4

Hong Kong

      Leasehold
      o     81-85 Lockhart Road (22nd Floor) - Wanchai, Hong Kong


                     Annex 6 to Security Agreement - Page 5

Offsite Storage of Books and Records

      o     The File Roomm 425 Chase Ave.
            Elk Grove Village, Illinois 60007
            [Cook County]

      o     Federal Record Storage Co.
            779 Church Rd.
            Elmhurst, IL 60126

Printer

      o     General Catalogues Printed and Bound

      o     Quebecor World
            Augusta, Georgia
            [Richmond County]

      o     Specialty Catalogues

      o     Quebecor Color
            Jonesboro, Arkansas
            [Craighead County]

      o     Quebecor Color
            Brookfield, Wisconsin
            [Waukesha County]

Staging Locations

      o     Dohrn Transfer
            625 3rd Ave.
            Rock Is, IL 61201

      o     Pak Dedicated
            11218 W. Mitchell
            W. Allis, WI

      o     Matusak Trucking
            1285 Aurora Ave. Lane
            Aurora, IL 60504

      o     AGX
            438 Matchett Rd.
            Clinton, PA


                     Annex 6 to Security Agreement - Page 6

      o     Logistics Group
            8400 International Drive
            Plain City, OH 43064

      o     Later Co.
            1750 Collinsville Ave.
            Madison, Il 62060

      o     Quicksend
            900 47th Street, S.W.
            Wyiming, MI 49509

      o     DEPENDABLE
            1301 Union Avenue
            Pennsauken, NJ 08110

      o     AM Freight
            25299 Brest Road
            Taylor, MI

      o     Tri-State
            2426 Route 60
            Culloden, NY

      o     F/X Inc.
            8237 NW 68th Street
            Miami, FL 33166

      o     Martain Dist.
            551 Chatham Ste. 2
            Jacksonville, FL

      o     Richmond Bonded
            4-H Club Rd.
            Augusta, GA

      o     Drug Trans Inc.
            1939 Force Street
            Tucker, GA


                     Annex 6 to Security Agreement - Page 7